Loss per share	6 Months Ended
Jun. 30, 2025
Loss per share [Abstract]
Loss per share
15.	Loss per share

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Loss attributable to shareholders (in $’000)	(9,289)	(10,379)	(20,101)	(18,045)
Weighted average number of shares in issue	62,028,736	52,028,145	60,039,492	52,028,145
Basic and diluted loss per share (in USD)	(0.15)	(0.20)	(0.33)	(0.35)

For the three months ended June 30, 2025, and the six months ended June 30, 2025, and 2024, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.